UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 21, 2026
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On January 26, 2026, The PNC Financial Services Group, Inc. (the “Corporation”) completed the public offer and sale of (a) $1,500,000,000 aggregate principal amount of its 5.423% Fixed-Rate Reset Subordinated Notes due January 25, 2041 (the “Subordinated Notes”), (b) $1,200,000,000 aggregate principal amount of its 4.075% Fixed Rate/Floating Rate Senior Notes due January 26, 2029, and (c) $300,000,000 aggregate principal amount of its Senior Floating Rate Notes due January 26, 2029 (together with the 4.075% Fixed Rate/Floating Rate Senior Notes due January 26, 2029, the “Senior Notes”).

The Subordinated Notes were sold pursuant to an Underwriting Agreement dated January 21, 2026 (the “Subordinated Underwriting Agreement”) entered into by the Corporation, PNC Capital Markets LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC. The Subordinated Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference. The Senior Notes were sold pursuant to an Underwriting Agreement dated January 21, 2026 (the “Senior Underwriting Agreement”) entered into by the Corporation, PNC Capital Markets LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC. The Senior Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.2 and is incorporated into this Item 8.01 by reference.

The Subordinated Notes were issued under an Indenture, dated as of December 19, 2012 (the “Subordinated Base Indenture”), as amended and supplemented by a First Supplemental Indenture, dated as of April 28, 2014 (the “Subordinated First Supplemental Indenture”), and as further amended and supplemented by a Second Supplemental Indenture, dated as of June 6, 2022 (the “Subordinated Second Supplemental Indenture” and together with the Subordinated Base Indenture and the Subordinated First Supplemental Indenture, the “Subordinated Indenture”), between the Corporation and The Bank of New York Mellon, as trustee. The Senior Notes were issued under an Indenture, dated as of September 6, 2012 (the “Senior Base Indenture”), as amended and supplemented by a First Supplemental Indenture, dated as of April 23, 2021 (the “Senior Supplemental Indenture” and together with the Senior Base Indenture, the “Senior Indenture”), between the Corporation and The Bank of New York Mellon, as trustee.

The underwritten offerings described in this Current Report on Form 8-K are more fully described in the prospectus supplements, each dated January 21, 2026, and each filed with the Securities and Exchange Commission (the “Commission”) on January 22, 2026, to the accompanying prospectus filed with the Commission on December 13, 2024, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-283793) (the “Registration Statement”). The above description of the Subordinated Underwriting Agreement, the Senior Underwriting Agreement, the Subordinated Indenture, and the Senior Indenture is qualified in its entirety by reference to the full text of such agreements. Copies of the Subordinated Underwriting Agreement, the Senior Underwriting Agreement, the Subordinated Base Indenture, the Subordinated First Supplemental Indenture, the Subordinated Second Supplemental Indenture, the Senior Base Indenture, the Senior Supplemental Indenture, and the Form of each Note are filed or incorporated by reference as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, respectively.

Copies of the legality opinions delivered by Kathryn Leonard, counsel to the Corporation in connection with the issuance of the Subordinated Notes and the Senior Notes, are attached hereto as Exhibits 5.1 and 5.2, respectively.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated as of January 21, 2026	Filed herewith
1.2	Underwriting Agreement, dated as of January 21, 2026	Filed herewith
4.1	Indenture, dated as of December 19, 2012, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.25 of Form S-3 ASR filed on December 19, 2012
4.2	First Supplemental Indenture, dated as of April 28, 2014, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.2 of Form 8-K filed on April 28, 2014
4.3	Second Supplemental Indenture, dated as of June 6, 2022, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.3 of Form 8-K filed on June 6, 2022
4.4	Indenture, dated as of September 6, 2012, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.19 of Form S-3 filed on January 15, 2010, as amended by Post-Effective Amendment No. 1 filed on September 6, 2012
4.5	Supplemental Indenture, dated as of April 23, 2021, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.2 of Form 8-K filed on April 23, 2021
4.6	Form of 5.423% Fixed-Rate Reset Subordinated Notes due January 25, 2041	Filed herewith
4.7	Form of 4.075% Fixed Rate/Floating Rate Senior Notes due January 26, 2029	Filed herewith
4.8	Form of Senior Floating Rate Notes due January 26, 2029	Filed herewith
5.1	Opinion of Kathryn Leonard	Filed herewith
5.2	Opinion of Kathryn Leonard	Filed herewith
23.1	Consent of Kathryn Leonard (included in Exhibit 5.1)	Filed herewith
23.2	Consent of Kathryn Leonard (included in Exhibit 5.2)	Filed herewith
104	The cover page of this Current Report on Form 8-K, formatted as an inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	January 26, 2026	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller